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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 9, 2000
             -------------------------------------------------------
                Date of report (Date of earliest event reported)



                          ON Semiconductor Corporation
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware              333-90359                  36-3840979
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission               (I.R.S. Employer
      of incorporation)           File Number)           Identification Number)


ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona                                                 85008
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



                                  602-244-6600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

      Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated August 9, 2000 titled "SCG Holding Corporation is Now Officially ON Semiconductor Corporation."

Exhibit Number          Description
--------------          -----------
      99                Press release for ON Semiconductor Corporation dated August 9,
                        2000 titled "SCG Holding Corporation is Now Officially ON
                        Semiconductor Corporation."


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          ON SEMICONDUCTOR CORPORATION
                                                   (Registrant)



Date: August 9, 2000
                                      By: /S/  STEVE HANSON
                                          --------------------------------
                                          Steve Hanson
                                          Chief Executive Officer and
                                          President


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                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------
      99                Press release for ON Semiconductor Corporation dated August 9,
                        2000 titled "SCG Holding Corporation is Now Officially ON
                        Semiconductor Corporation."


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